UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2012

FREDERICK’S OF HOLLYWOOD GROUP INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Boulevard, Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 466-5151

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 29, 2012, Frederick’s of Hollywood Group Inc. (“Company”) received a notice from the NYSE MKT indicating that, based on the Company’s shareholders’ equity as reported in its Form 10-K for the year ended July 28, 2012, the Company is not in compliance with Section 1003(a)(iii) of the NYSE MKT Company Guide, having less than $6 million of shareholders’ equity while sustaining losses from continuing operations and net losses in its five most recent fiscal years. On November 30, 2011, the Company had received a notice from the NYSE MKT indicating that, based on the Company’s shareholders’ equity as reported in its Form 10-K for the year ended July 30, 2011, the Company was not in compliance with Sections 1003(a)(i) and (ii) of the NYSE MKT Company Guide, having less than $2 million and $4 million of shareholders’ equity while sustaining losses from continuing operations and net losses in two out of its three most recent fiscal years, and net losses in three out of its four most recent fiscal years, respectively. On January 6, 2012, the Company had submitted a plan to the NYSE MKT addressing how it intended to regain compliance with those continued listing standards by May 30, 2013, which plan was accepted by the NYSE MKT. The Company intends to supplement its compliance plan by December 31, 2012 to address how it will regain compliance with Section 1003(a)(iii) of the NYSE MKT Company Guide. Upon receipt of the Company’s plan, the NYSE MKT will evaluate it and make a determination as to whether the Company has made a reasonable demonstration of its ability to regain compliance with the continued listing standards, in which case the plan, as supplemented, will be accepted. If accepted, the Company will be able to continue its listing, during which time the Company will be subject to continued periodic review by the NYSE MKT staff. If the Company does not submit a plan of compliance, or the plan is not accepted by the NYSE MKT, the Company will be subject to delisting procedures as set forth in Section 1010 and Part 12 of the Company Guide.

The Company’s common stock continues to trade on the NYSE MKT under the symbol “FOH” with the trading symbol extension “BC” to denote non-compliance with the NYSE MKT’s continued listing standards.

On December 4, 2012, the Company issued a press release announcing the receipt of the NYSE MKT deficiency notice. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description

99.1	Press release dated December 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2012	FREDERICK’S OF HOLLYWOOD GROUP INC.

	By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer
(Principal Financial and Accounting Officer)